UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004 (June 2, 2004)

Stratagene Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50786	33-0683641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 North Torrey Pines Road
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

(858) 535-5400
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES

     On June 4, 2004, Stratagene Corporation (the “Company”) filed a Current Report on Form 8-K (the “Report”) to report the consummation of the Company’s merger transaction with Hycor Biomedical Inc. In accordance with the requirements of Item 7, the Company is filing this Amendment No. 1 to Form 8-K not later than sixty days after the Report was required to be filed to amend the information previously reported in Item 7 of the Report. Except as specifically amended by this Amendment No. 1 to Form 8-K, the Report shall remain unchanged.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item were previously provided in the proxy statement/prospectus dated as of April 29, 2004 included in the Company’s Registration Statement on Form S-4 (Registration No. 333-109420), which was declared effective by the Securities and Exchange Commission on April 29, 2004.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item was previously provided in the proxy statement/prospectus dated as of April 29, 2004 included in the Company’s Registration Statement on Form S-4 (Registration No. 333-109420), which was declared effective by the Securities and Exchange Commission on April 29, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATAGENE CORPORATION

Date: August 10, 2004	By:	/s/ REGINALD P. JONES

	Name:	Reginald P. Jones
	Title:	Senior Vice President and Chief Financial Officer

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